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                                                                   EXHIBIT 10(p)

                AMENDMENT AMONG ATLAS PIPELINE PARTNERS, L.P. AND
        ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., ATLAS AMERICA, INC., RESOURCE ENERGY, INC., VIKING RESOURCES CORPORATION, ATLAS NOBLE CORP., AND
       ATLAS RESOURCES, INC. TO THE MASTER NATURAL GAS GATHERING AGREEMENT
              DATED FEBRUARY 2, 2000 AND THE NATURAL GAS GATHERING
                         AGREEMENT DATED JANUARY 1, 2002

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     THIS AMENDMENT (this "AMENDMENT") is made as of October 25, 2005, among
Atlas Pipeline Partners, L.P., a Delaware limited partnership, and Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership (collectively, "GATHERER"), Atlas America, Inc., a Delaware corporation ("ATLAS AMERICA"), Resource Energy, Inc., a Delaware corporation ("RESOURCE ENERGY"), Viking Resources Corporation, a Pennsylvania corporation ("VIKING RESOURCES"), Atlas Noble Corp., a Delaware corporation ("ATLAS NOBLE") and Atlas Resources, Inc., a Pennsylvania corporation ("ATLAS RESOURCES" and collectively with Atlas America, Resource Energy, Viking Resources and Atlas Noble, "SHIPPER").

                                    RECITALS

     A. Gatherer and Atlas America, Resource Energy and Viking Resources are parties to the Master Natural Gas Gathering Agreement dated February 2, 2000 (the "FEBRUARY 2000 AGREEMENT") and desire to amend the same in accordance with the terms hereof.

     B. Gatherer and Atlas Resources, Atlas Noble, Resource Energy and Viking Resources are parties to the Natural Gas Gathering Agreement dated January 1, 2002 (the "JANUARY 2002 AGREEMENT") and desire to amend the same in accordance with the terms hereof.

     C. Shipper intends to enter into financial hedging arrangements with respect to some or all of the Shipper's Gas (as defined in the February 2000 Agreement and the January 2002 Agreement) and Gatherer desires to have the right to participate in such arrangements.

     NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein set forth, and intending to be legally bound, the parties agree as follows:

     1. The definition of "Gross Sale Price" set forth in the February 2000 Agreement and the January 2002 Agreement is hereby amended and restated in its entirety as follows:

     "GROSS SALE PRICE" means the price, per mcf, actually received by Shipper for Shipper's Gas including, or as adjusted to take into account, proceeds received or payments made pursuant to financial hedging arrangements entered into by Shipper with Gatherer's consent.

     2. Except as otherwise expressly provided herein, the February 2000 Agreement and the January 2002 Agreement are not amended, modified or affected by this Amendment.

     3. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and

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delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

     4. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

                                        SHIPPER:

                                        ATLAS AMERICA, INC.


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: Executive Vice President


                                        RESOURCE ENERGY, INC.


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: President and Secretary


                                        VIKING RESOURCES CORPORATION


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: President and Secretary


                                        ATLAS NOBLE CORP.


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: President and Secretary


                                        ATLAS RESOURCES, INC.


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: Senior Vice President and Secretary


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                                        GATHERER:

                                        ATLAS PIPELINE OPERATING PARTNERSHIP,
                                        L.P.

                                        By: Atlas Pipeline Partners GP, LLC, its
                                            general partner


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: President and Chief Operating
                                             Officer


                                        ATLAS PIPELINE PARTNERS, L.P.

                                        By: Atlas Pipeline Partners GP, LLC, its
                                            general partner


                                        By: /s/ MICHAEL L. STAINES
                                            ------------------------------------
                                        Name: Michael L. Staines
                                        Its: President and Chief Operating
                                             Officer


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